[logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS                                                      ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1998

[graphic omitted]

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R)/FOREIGN &
COLONIAL EMERGING
MARKETS EQUITY
SERIES

MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                               INVESTMENT ADVISER
Jeffrey L. Shames*                     Massachusetts Financial Services Company
Chairman, Chief Executive              500 Boylston Street
Officer, and Director, MFS             Boston, MA 02116-3741
Investment Management(R)
                                       DISTRIBUTOR
Nelson J. Darling, Jr.                 MFS Fund Distributors, Inc.
Professional Trustee                   500 Boylston Street
                                       Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                         SHAREHOLDER SERVICE CENTER
Capitol Entertainment                  MFS Service Center, Inc.
Management Company;                    P.O. Box 2281
Real Estate Consultant                 Boston, MA 02107-9906

PORTFOLIO MANAGERS                     For additional information,
Arnab Kumar Banerji*                   contact your financial adviser.
Jeffrey Chowdhry*
                                       CUSTODIAN
CHAIRMAN AND PRESIDENT                 State Street Bank and Trust Company
Jeffrey L. Shames*
                                       AUDITORS
TREASURER                              Deloitte & Touche LLP
W. Thomas London*
                                       WORLD WIDE WEB
ASSISTANT TREASURERS                   www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation meant that if you wanted to sell your investment in any MFS mutual fund, you would have the security of knowing that you could do so immediately by exchanging into another MFS fund. Or, if you needed your money for other purposes, it could quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:
For the 12 months ended December 31, 1998, the Series provided a total return of -33.37% (including the reinvestment of any distributions). This compares to returns of -26.87% for the Lipper Emerging Markets Funds Index (the Lipper Index) and -23.81% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives adjusted for the reinvestment of capital gain distributions and income dividends, while the MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets.

Although the Series benefited from an overweighting in Egypt and Mauritius, as well as from underweighting in Brazil, overweighting in Russia hurt performance, as did an underweighting in Greece.

Until recently emerging markets had enjoyed the fastest growth in the world, driven by a combination of cheap labor, new technology applications, and access to cheap capital. The first two factors are now in greater abundance than ever, but access to capital has, for the past year, been notably absent. However, it is now in the interest of the major world economic powers to stabilize the global financial system. Thus, we believe that further interest-rate cuts will be forthcoming from the group of seven major industrialized countries, or G7. It is worth remembering that even a marginal change in sentiment can have a dramatic impact on emerging market performance. For example, from the end of August through the end of November, emerging markets, as represented by the MSCI EMF Index, rallied by 26.7% in U.S. dollar terms.

Although we see signs in some places that the problems in Asia are being addressed, the Series remains significantly underweighted in Asia with, for example, zero exposure in Malaysia and Indonesia, both of which have rejected market demands for economic reform. In contrast, corporate South Korea has finally started to restructure due to pressure from a new government and an International Monetary Fund (IMF) rescue package. A debt rescheduling agreement was signed in early 1998, and a number of the Korean "Chaebol" conglomerates have started to reorganize. Thailand has also reacted positively to IMF demands, and its macroeconomic picture has gradually improved during 1998, with interest rates declining.

China, meanwhile, continues to be one of the best economic stories in the region. Its government has correctly concluded that economic recovery will be driven domestically rather than by exports and is attempting to grow through infrastructure spending. It is uncertain how soon the effects of this will feed through to corporate China, but we believe companies like Huaneng Power will be among the first to benefit. Elsewhere, although Singapore's role as one of the main service centers in Asia could continue to hamper growth, its corporate sector is strong, and no bankruptcies are expected. We think valuations are still attractive, and there are encouraging signs on the corporate governance front, with Singapore Press providing the first-ever example of a share buyback in the country.

Meanwhile, economic problems seem to have deepened in Russia, which experienced a series of crises over the past year, with two changes of prime minister and President Yeltsin looking increasingly marginalized. Weak oil prices threw the country's fiscal viability into question, and the intransigence of the Russian parliament jeopardized attempts at reform. By summer, it became clear that the Russians would not be able to maintain control in the debt markets without substantial assistance from the IMF and the G7. Eventually, a package was agreed to, but it turned out to be too little too late. The Russian government, realizing its predicament, reacted by devaluing its currency and suspending interest payments on ruble-denominated debt. The latest government is working on a plan to reschedule the entire ruble-denominated sovereign debt. It is unclear how successful this will be but, with the stock market at such depressed levels, the potential for substantial gains exists. As a result, the Series retains a small exposure to the Russian market.

Given this environment, stock selection has proved to be particularly challenging in emerging markets. However, there have been several notable success stories throughout the portfolio, including: the state Bank of Mauritius, that country's second-largest commercial bank; and Telecom Argentina, an integrated telecommunications provider.

Looking ahead, our outlook for emerging markets remains mixed. As world growth slows, the uncertainty created by the deflationary outlook has given investors an extreme aversion to risk. The credit crunch across most of Asia has deepened with the worsening of Japan's financial crisis, and the cost of capital has risen sharply. Although market volatility is likely to persist in the short term, we believe that the current environment presents investors with some outstanding long-term buying opportunities. The Series remains fully invested to take advantage of what we see as a positive medium-term outlook, with a slight bias away from Asia toward Latin America and the European, Middle Eastern, and African regions.

    Respectfully,

/s/ Arnab Kumar Banerjii                        /s/ Jeffrey Chowdhry

    Arnab Kumar Banerjii                            Jeffrey Chowdhry
    Portfolio Manager                               Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Jeffrey Chowdhry is a director of Foreign & Colonial Emerging Markets Ltd. and portfolio manager of MFS(R)/Foreign & Colonial Emerging Markets Equity Fund, and the Emerging Markets Equity Series offered through MFS(R)/Sun Life annuity products and MFS(R) Variable Insurance Trust(SM). He also manages the emerging markets portion of MFS(R) Global Growth Fund and the World Growth Series offered though MFS(R)/Sun Life annuity products. Mr. Chowdhry is head of the department at Foreign & Colonial that invests in Eastern Europe, the Middle East and Africa. Mr. Chowdhry began his career as an investment analyst in 1982, joining Royal Insurance PLC in 1985 as a fund manager before joining BZW Investment Management in 1987, where he was a Director in their emerging markets division. He joined Foreign & Colonial Emerging Markets in 1994. He has managed investments in the United States, Europe, Latin America and Asia. Mr. Chowdhry holds a bachelor's degree in economics from Brunel University in London and a Master of Business Administration from Kingston Business School in England.

Arnab Kumar Banerji is Chief Investment Officer of Foreign & Colonial Management Ltd. and portfolio manager of MFS(R)/Foreign & Colonial Emerging Markets Equity Fund. He also manages the emerging markets portion of MFS(R) Global Growth Fund, the Emerging Markets Equity Series, and the emerging markets portion of the World Growth Series offered through MFS(R)/Sun Life annuity products, and MFS(R)/Foreign & Colonial Emerging Markets Equity Series, part of MFS(R) Variable Insurance Trust(SM). Dr. Banerji was born in India in 1956. He earned degrees in physiology and medicine from Oxford University before entering the investment management business with J. Henry Schroder Wagg in London. He left that firm to become a research analyst and later director of Nomura Securities. He joined Citibank, initially as head of equity research at Citibank Scrimgeour Vickers, before moving to Citibank Global Asset Management to set up their emerging markets operation, which he headed until 1993 when he joined Foreign & Colonial.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek capital appreciation.

Commencement of investment operations: October 16, 1997

Size: $1.4 million net assets as of December 31, 1998



This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1997, through December 31, 1998)

               MFS/Foreign       Consumer Price   MSCI          Lipper
           & Colonial Emerging       Index        EMF      Emerging Markets
           Markets Equity Series     - U.S.      Index        Fund Index
     ----------------------------------------------------------------------
     11/97        $10,000          $10,000     $10,000        $ 9,543
     12/97          9,000            9,980       9,860          9,630
     12/98          5,997           10,161       7,513          7,042

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                  1 Year        10 Years/Life
-------------------------------------------------------------------------------
MFS(R)/Foreign & Colonial Emerging Markets
  Equity Series*                                  -33.37%             -34.51%
-------------------------------------------------------------------------------
MSCI EMF Index**                                  -23.81%             -21.87%
-------------------------------------------------------------------------------
Lipper Emerging Markets Fund Index#               -26.87%             -25.90%
-------------------------------------------------------------------------------
Consumer Price Index+**                           + 1.80%             + 1.39%
-------------------------------------------------------------------------------
 * For the period from the commencement of the Series' investment operations, October 16, 1997, through December 31, 1998.
** Source: CDA/Wiesenberger. "Life" refers to the period from November 1, 1997, through December 31, 1998.
 # Source: Lipper Analytical Services, Inc. "Life" refers to the period from
   November 1, 1997, through December 31, 1998.
 + The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS - December 31, 1998

Stocks - 90.1%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
  Argentina - 3.8%
    Siderca S.A. (Steel)                                                    14,000            $   15,975
    Telecom Argentina S.A., ADR (Telecommunications)                         1,350                37,125
                                                                                              ----------
                                                                                              $   53,100
--------------------------------------------------------------------------------------------------------
  Brazil - 12.5%
    Centrais Eletricas Brasileiras S.A., ADR (Utilities-
      Electric)                                                              3,880            $   33,019
    Embratel Participacoes S.A. (Telecommunications)*                      825,000                 7,171
    Petroleo Brasileiro S.A. (Oils)                                          2,649                28,808
    Tele Centro Sul Participacoes S.A
      (Telecommunications)*                                                825,000                 5,464
    Tele Norte Lests Participacoes S.A
      (Telecommunications)*                                                825,000                 6,761
    Tele Sudeste Celular Participacoes S.A
      (Telecommunications)*                                                825,000                 2,322
    Telebras Telecomunicacoes Brasileiras S.A
      (Telecommunications)*                                                600,000                26,821
    Telebras Telecomunicacoes Brasileiras S.A., Preferred
      (Telecommunications)*                                                320,000                23,470
    Telesp Celular Participacoes S.A. (Telecommunications)*                825,000                 3,551
    Telesp Participacoes S.A. (Telecommunications)*                      1,590,000                20,401
    Vale Rio Doce Cia, Preferred (Mining)                                    1,500                19,247
                                                                                              ----------
                                                                                              $  177,035
--------------------------------------------------------------------------------------------------------
  China - 5.7%
    Huaneng Power International, Inc., ADR (Utilities -
      Electric)*                                                             3,740            $   54,230
    Wuxi Little Swan Co., Ltd. (Appliances)                                 63,600                26,107
                                                                                              ----------
                                                                                              $   80,337
--------------------------------------------------------------------------------------------------------
  Egypt - 2.2%
    Suez Cement Co. (Construction)                                             850            $   12,831
    Suez Cement Co., GDR (Construction)##                                    1,330                19,019
                                                                                              ----------
                                                                                              $   31,850
--------------------------------------------------------------------------------------------------------
  Greece - 13.0%
    Attica Enterprises S.A., GDR (Transportation)                            7,440            $   66,659
    EFG Hermes Holding S.A.E. GDR (Finance)*                                 2,500                23,750
    National Bank of Greece, GDR (Banks and Credit Co.)                        380                85,454
    Panafon Hellenic Telecom S.A. GDR (Telecommunications)*                    330                 8,834
                                                                                              ----------
                                                                                              $  184,697
--------------------------------------------------------------------------------------------------------
  Hong Kong - 3.8%
    Guangdong Kelon Electric Holdings (Consumer Goods and
      Services)                                                             32,000            $   28,501
    New World Development Co. (Real Estate)*                                10,000                25,171
                                                                                              ----------
                                                                                              $   53,672
--------------------------------------------------------------------------------------------------------
  Hungary - 4.6%
    Borsodchem Rt (Chemicals)                                                1,476            $   38,413
    Magyar Olaj Es Gazipari KT (Gas)                                         1,000                27,313
                                                                                              ----------
                                                                                              $   65,726
--------------------------------------------------------------------------------------------------------
  India - 3.2%
    Mahanagar Telephone Nigam Ltd., GDR
      (Telecommunications)                                                   2,100            $   25,620
    State Bank of India, GDR (Bank and Credit Cos.)                          2,350                19,270
                                                                                              ----------
                                                                                              $   44,890
--------------------------------------------------------------------------------------------------------
  Israel - 3.1%
    Makhteshim - Agan Industries Ltd. (Chemicals)*                          20,446            $   44,291
--------------------------------------------------------------------------------------------------------
  Jordan - 2.1%
    Arab Bank Corp. (Banks and Credit Cos.)                                    100            $   30,183
--------------------------------------------------------------------------------------------------------
  Mauritius - 3.3%
    Rogers & Co. Ltd. (Conglomerate)                                         2,500            $   17,287
    State Bank of Mauritius Ltd. (Banks and Credit Cos
      Financial Institution)                                                41,000                29,676
                                                                                              ----------
                                                                                              $   46,963
--------------------------------------------------------------------------------------------------------
  Mexico - 9.1%
    Grupo Carso S.A. de C.V. (Conglomerate)                                  8,000            $   49,000
    Grupo Financiero Banamex,"B" (Financial Institutions)*                  22,000                28,880
    Grupo Television S.A. de C.V., GDR (Entertainment)*                      2,050                50,610
                                                                                              ----------
                                                                                              $  128,490
--------------------------------------------------------------------------------------------------------
  Peru - 2.1%
    Ferreyros S.A. ADR (Construction)                                       32,661            $   29,508
--------------------------------------------------------------------------------------------------------
  Poland - 4.4%
    Bank Handlowy W. Warszawie, GDR (Banks and Credit
      Cos.)##                                                                4,850            $   62,807
--------------------------------------------------------------------------------------------------------
  Russia - 1.7%
    Lukoil Oil Co., ADR (Oils)                                                 643            $   10,417
    Vimpel Communications, ARD (Telecommunications)*                         1,025                13,261
                                                                                              ----------
                                                                                              $   23,678
--------------------------------------------------------------------------------------------------------
  South Africa - 8.1%
    JD Group Ltd. (Stores)                                                   8,904            $   39,335
    Real Africa Durolink Holding Ltd. (conglomerate)*                        2,619                 3,159
    Real Africa Holdings Ltd. (Conglomerate)                                26,519                69,390
    Sanlam Limited (Financial Institutions)*                                 2,810                 2,793
                                                                                              ----------
                                                                                              $  114,677
--------------------------------------------------------------------------------------------------------
  South Korea - 2.7%
    Pohang Iron & Steel Co. Ltd., ADR (Steel)                                2,250            $   37,969
--------------------------------------------------------------------------------------------------------
  Thailand - 0.9%
    Bangkok Expressway Public Company Ltd. (Toll Road and
      Transit)                                                               2,300            $    2,287
    Electricity Generating Public Co. Ltd. (Utilties -
      Electric)                                                              1,100                 2,993
    PTT Exploration and Production Public Co. Ltd., ADR
      (Oil Services)                                                           750                 5,304
    Thai Farmers Bank (Banks and Credit Cos.)                                1,400                 2,475
                                                                                              ----------
                                                                                              $   13,059
--------------------------------------------------------------------------------------------------------
  Turkey - 3.8%
    Vestel Electronic (Electronics)*                                       648,483            $   53,500
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,756,819)                                                    $1,276,432
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 8.5%
--------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
                                                                    (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/04/99, at
      Amortized Cost                                                        $  120            $  119,955
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,876,774)                                               $1,396,387

Other Assets, Less Liabilities - 1.4%                                                             19,232
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                           $1,415,619
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
----------------------------------------------------------------------------
DECEMBER 31, 1998
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,876,774)             $1,396,387
  Cash                                                                 4,334
  Foreign currency, at value (identified cost, $11,925)               11,700
  Dividends receivable                                                 2,911
  Receivable from investment adviser                                   3,178
  Deferred organization expenses                                       6,962
  Other assets                                                             9
                                                                  ----------
      Total assets                                                $1,425,481
                                                                  ----------
Liabilities:
  Payable for Series shares reacquired                            $      627
  Payable to affiliate for management fee                                 49
  Accrued expenses and other liabilities                               9,186
                                                                  ----------
      Total liabilities                                           $    9,862
                                                                  ----------
Net assets                                                        $1,415,619
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $2,242,465
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (480,622)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (346,027)
  Accumulated distributions in excess of net investment income          (197)
                                                                  ----------
      Total                                                       $1,415,619
                                                                  ==========
Shares of beneficial interest outstanding                          239,986
                                                                   =======
Net asset value per share
  (net assets / shares of beneficial interest outstanding)          $5.90
                                                                    =====
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                         $   8,691
    Dividends                                                           38,559
    Foreign taxes withheld                                              (1,494)
                                                                     ---------
      Total investment income                                        $  45,756
                                                                     ---------
  Expenses -
    Management fee                                                   $  19,157
    Administrative fee                                                     194
    Trustee compensation                                                 1,971
    Shareholder servicing agent fee                                        536
    Custodian fee                                                        5,703
    Auditing fees                                                        6,821
    Printing                                                             9,311
    Amortization of organization expenses                                1,838
    Legal fees                                                           2,116
    Miscellaneous                                                        2,311
                                                                     ---------
      Total expenses                                                 $  49,958
    Fees paid indirectly                                                  (485)
    Reduction of expenses by investment adviser                        (26,485)
                                                                     ---------
      Net expenses                                                   $  22,988
                                                                     ---------
        Net investment income                                        $  22,768
                                                                     ---------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                          $(335,900)
    Foreign currency transactions                                       (1,226)
                                                                     ---------
      Net realized loss on investments and foreign currency
        transactions                                                 $(337,126)
                                                                     ---------
  Change in unrealized depreciation -
    Investments                                                      $(338,747)
    Translation of assets and liabilities in foreign
      currencies                                                          (235)
                                                                     ---------
      Net unrealized loss on investments and foreign currency
        transactions                                                 $(338,982)
                                                                     ---------
      Net realized and unrealized loss on investments and foreign
        currency                                                     $(676,108)
                                                                     ---------
      Decrease in net assets from operations                         $(653,340)
                                                                     =========

See notes to financial statements

FINANCIAL STATEMENTS - continued
Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED                   PERIOD ENDED
                                                          DECEMBER 31, 1998             DECEMBER 31, 1997*
----------------------------------------------------------------------------------------------------------
Increase (Decrease) in net assets:
From operations -
  Net investment income                                          $   22,768                     $      432
  Net realized loss on investments and foreign currency
    transactions                                                   (337,126)                       (10,327)
  Net unrealized loss on investments                               (338,982)                      (141,640)
                                                                 ----------                     ----------
    Decrease in net assets from operations                       $ (653,340)                    $ (151,535)
                                                                 ----------                     ----------
Distributions declared to shareholders -
  From net investment income                                     $  (21,980)                    $    --
  From paid-in capital                                               (1,067)                         --
                                                                 ----------                     ----------
    Total distributions declared to shareholders                 $  (23,047)                    $    --
                                                                 ----------                     ----------
Net increase in net assets from Series share transactions        $  734,941                     $1,500,000
                                                                 ----------                     ----------
      Total increase in net assets                               $   58,554                     $1,348,465
                                                                 ----------                     ----------
Net assets:
  At beginning of year                                            1,357,065                          8,600
                                                                 ----------                     ----------
  At end of year (including accumulated undistributed
    (distributions in excess), net investment income of $
    (197) and $232, respectively)                                $1,415,619                     $1,357,065
                                                                 ==========                     ==========

* For the period from the commencement of the Series' investment operations, October 16, 1997, through
  December 31, 1997.

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights
-----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                 PERIOD ENDED
                                                             DECEMBER 31, 1998           DECEMBER 31, 1997*
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $  9.00                      $ 10.00
                                                                       -------                      -------
Income from investment operations# -
  Net investment income (loss)(S)                                      $  0.11                      $  0.00(+)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                (3.11)                       (1.00)
                                                                       -------                      -------
    Total from investment operations                                   $ (3.00)                     $ (1.00)
                                                                       -------                      -------
Less distributions declared to shareholders -
  From net investment income                                           $ (0.10)                     $  --
  From paid-in capital                                                     (--)(+)                     --
                                                                       -------                      -------
    Total distributions declared to shareholders                       $ (0.10)                     $  --
                                                                       -------                      -------
Net asset value - end of period                                        $  5.90                      $  9.00
                                                                       =======                      =======
Total return                                                          (33.37)%                     (10.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             1.53%                        1.50%+
  Net investment income                                                  1.49%                        0.16%+
Portfolio turnover                                                         73%                           8%
Net assets at end of period (000 omitted)                               $1,416                       $1,357

  * For the period from the commencement of the Series' investment operations, October 16, 1997, through
    December 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series'
    expenses are calculated without reduction for this expense offset arrangement.
(+) Per share amount was less than $0.01 per share.
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment loss                                                $ (0.02)                     $ (0.15)
    Ratios (to average net assets):
     Expenses##                                                          3.26%                        5.92%+
     Net investment loss                                               (0.24)%                      (4.26)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS/Foreign & Colonial Emerging Markets Equity Series (the Series) formerly known as MFS(R) Strategic Fixed Income Series, is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Market Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1998, there were 8 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported on the Series' tax return. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, $150 was reclassified from accumulated undistributed net investment income and $1,076 from paid-in capital, to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. In addition, $1,067 was redesignated as a tax return of capital distribution. This change had no effect on the net assets or net asset value per share. At December 31, 1998, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions and capital loss carryforward. Distributions to shareholders are recorded on the ex-dividend date.

At December 31, 1998, the Series, for federal income tax purposes, had a capital loss carryforward of $342,172 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2006, ($332,045), and December 31, 2005, ($10,127).

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $38,407. The advisory agreements permit the adviser to engage one or more sub-adviser, MFS, has engaged Foreign & Colonial Management Ltd., an England and Wales Company, to assist in the performance of its services.

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,728,217 and $989,684, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $1,880,629
                                                                   ----------
Gross unrealized appreciation                                      $   70,512
Gross unrealized depreciation                                        (554,753)
                                                                   ----------
  Net unrealized depreciation                                      $ (484,242)
                                                                   ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                           YEAR ENDED DECEMBER 31, 1998  PERIOD ENDED DECEMBER 31, 1997*
                                          -----------------------------  ------------------------------
                                                SHARES           AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                    229,218       $1,803,559        150,000       $1,500,000
Shares issued to shareholders in
  reinvestment of distributions                  3,872           23,047             --               --
Shares reacquired                             (143,964)      (1,091,665)            --               --
                                              --------       ----------       --------       ----------
  Net increase                                  89,126       $  734,941        150,000       $1,500,000
                                              ========       ==========       ========       ==========
* For the period from the commencement of the Series' investment operations, October 16, 1997, through
  December 31, 1997.

(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1998, was $12.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Contract Owners of MFS/Foreign & Colonial Emerging Markets Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS/Foreign & Colonial Emerging Markets Equity Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1998, the related statement of operations for the period then ended, and the statements of changes in net assets and the financial highlights for the years ended December 31, 1998, and 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS/Foreign & Colonial Emerging Equity Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                   VEM-2 2/99 5m